JP Morgan Home Building and Building Products Conference May 16, 2012 Exhibit 99.1 Advantage: Fortune Brands Home & Security

Fortune Brands
Home & Security
Disclaimer
Please note that the information included in this presentation contains statements relating to future results, which are forward-
looking statements. We caution you that these forward-looking statements speak only as of the date hereof, and we have no
obligation to update them. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including the risks described in our annual report on Form 10-K as filed with the SEC. For more information, including reconciliations of certain non-GAAP financial information presented herein,
please visit the “Investor Center” on the Company’s website at:
www.FBHS.com.

Fortune Brands
Home & Security
Our solid business model, which was fortified by the downturn, is the foundation on which strong performance and market share growth is built.
Market Recovery
Strong Free Cash Flow
Effective Capital Deployment
Market Recovery
Share Gains
Attractive Product Categories
Consumer Driven Innovation
Operational and Management Excellence
Demonstrated Ability to Outperform the Market
Strong Capital Structure
Solid Business Model

Fortune Brands
Home & Security
We believe this foundation and the aggressive moves we’ve made over the past 3 years will allow us to continue to grow our market share and leverage the housing market recovery.
Attractive Product Categories
Consumer Driven Innovation
Operational and Management Excellence
Demonstrated Ability to Outperform the Market
Strong Capital Structure
Market Recovery
Share Gains
Organic Growth
Solid Business Model

Fortune Brands
Home & Security
In addition, growing free cash flow and leveraging our strong balance sheet can provide incremental growth opportunities.
Attractive Product Categories
Consumer Driven Innovation
Operational and Management Excellence
Demonstrated Ability to Outperform the Market
Strong Capital Structure
Free Cash Flow
Leverage Capital Structure
Market Recovery
Share Gains
Incremental Growth
Organic Growth
Solid Business Model

Fortune Brands
Home & Security
Long-term
Value
Creation
We believe our solid business model, growing free cash flow, and strong capital structure will create long-term shareholder value, both as the market recovers and beyond the recovery.
Attractive Product Categories
Consumer Driven Innovation
Operational and Management Excellence
Demonstrated Ability to Outperform the Market
Strong Capital Structure
Long-term
Value
Creation
Free Cash Flow
Leverage Capital Structure
Incremental Growth
Market Recovery
Share Gains
Organic Growth
Attractive Product Categories
Consumer Driven Innovation
Operational and Management Excellence
Demonstrated Ability to Outperform the Market
Strong Capital Structure
Solid Business Model

Diamond
Omega Cabinetry
Aristokraft Cabinetry
Thomasville Cabinetry

MOEN
Creative Specialties International
a Division of MOEN

THERMA-TRU DOORS
SIMONTON WINDOWS

Master Lock
AMERICAN LOCK
WATERLOO

Brand Leadership
Position
We have leading brands and businesses in each segment, with
differentiated positions across categories and channels.
•
Primary strength
in dealer channel
•
Fully integrated platform
•
Poised to leverage scale
across multiple brands,
channels and price points
•
Trusted by consumers
for delivering durable
dependable products
•
Strength with builders
creates wholesale demand
•
Powerful engine for growth
and profitability
•
Leaders poised to leverage
the market recovery
•
Accelerating innovation
•
Building momentum
in global safety
•
Exceptional brand with growth
potential well beyond padlocks
•
More stable market not tied
to housing cycle
Kitchen & bath cabinet
manufacturer in
North America
Faucet brand in
North America
Fiberglass residential entry
door brand in U.S.
Padlock brand in
North America
#1
#1
#1
#1
Winner of two consumer
and five builder awards
from J.D. Power
Fortune Brands
Home & Security
7
Advantage:
Kitchen
& Bath
Cabinetry
Plumbing
       &
Accessories
Advanced Material
Windows & Door
Systems
Security
&
Storage

Fortune Brands
Home & Security
Sales are balanced across four segments, with Cabinets and Windows & Doors having above average potential to leverage in a recovery while Plumbing and Security & Storage operate with higher returns across all cycles. We believe all segments have the potential to return to 2006 sales levels in a full recovery.
2011 Net Sales by Segment
Net Sales
$ millions
Kitchen &
Bath Cabinetry
38%
Plumbing &
Accessories
29%
Advanced Material
Windows & Door Systems
16%
Security &
Storage
17%
Kitchen & Bath Cabinetry
$2,133 $1,256
Plumbing & Accessories
$1,125 $   963
Windows & Door Systems
$   850 $   553
Security & Storage
$   586 $   557
2006 2011

Fortune Brands
Home & Security
We have a balanced, diverse business mix that is more repair & remodel driven today; but we expect to see new construction mix grow in a recovery.
International is 17% of sales with Canada 12% and China 3%.
by End Market*
by Channel*
*Source: Company internal estimates for year ended December 31, 2011
Domestic Home Products Market*
2011 Sales
Repair & Remodel
47%
New Construction
19%
Security & Storage
13%
4%
Commercial
International
17%
Wholesale
29%
Home Centers
29%
Dealer
14%
Other Retail  8%
International
17%
Builder Direct
3%
Repair & Remodel
72%
New
Construction
28%

MARTHA STEWART LIVING
allen + roth

motionsense
SPOT RESIST
reflex
TWIST

Decorum

Precision Dial
SPEED DIAL
dialSpeed

Advantage:

Fortune Brands
Home & Security
Consumer driven innovation has led to consistently winning profitable new business and has driven long-term outperformance to the market.
Track Record of Leading New Product Launches across All Business Segments
Vented Sidelites
New
Glass
Styles
2012 2011
The Original
Adding value for customers and winning
new business
Cabinets:
• Martha Stewart Living
cabinetry at Home
Depot stores in the US and Canada
•
In-stock cabinetry at Lowe’s
• Logix System - our proprietary tools simplify
organization and storage
Plumbing:
•
Moen’s MotionSense
for a hands-free
kitchen faucet experience, Spot Resist
finish, Reflex
kitchen pull-down system and
the Twist
multi-function handheld shower
Security & Storage:
•
Master Lock’s PulseCode
electronic lock and
the dialSpeed
electronic combination lock
• Growing Safety and Commercial business
24% of 2011 sales came from products
introduced in the last three years
Kitchen
& Bath
Cabinetry
Plumbing
&
Accessories
Advanced Material
Windows & Door
Systems
Security
&
Storage

Fortune Brands
Home & Security
We have demonstrated growth that has exceeded the market over an extended period of time and through multiple cycles.  Sales performance reflects both organic growth and acquisitions.
includes housing recessions of ‘90-’91, ‘94-’96, ‘00-’01, ‘06-’11
Sales Growth Rate 1989         2011
FBHS Organic Sales U.S. Home Products Market
New Construction and
Replace & Remodel
FBHS
GAAP Sales
1 Excludes impact of acquisitions and divestitures.
~2%
4%
9%
1

Fortune Brands
Home & Security
We quickly and strategically restructured early in the downturn (2007-
2009), and believe our operating platform is more efficient and scalable to support revenue up to $5B with normal capital spending levels.
Substantially improved cost structures by proactively reducing footprint nearly 40% from 2006 to 2009 and creating more flexible supply chains
Increased productivity through continuous improvement investments
Maintaining capacity to ramp up with industry-leading service levels and lead times
Can support revenue of up to $5B without capital spending above normal levels
Operating Margin
1
Manufacturing Facilities
Sales:
1
Before charges/gains.
2006 2007 2008 2009 2010
$4.7B $4.6B $3.8B $3.0B $3.2B
2011
$3.3B
2011
14.4%
12.3%
8.1%
5.8%
4.9%
64
56
47
41
40
38
2.7%
2010 2009 2008 2007 2006

Fortune Brands
Home & Security
Market Outlook — We have raised our growth expectations for
the overall housing market from low-single digits to mid-single digits based on the broad firming that we saw in the 1 quarter.
Growth Rate Assumption:
4%
Mid-to-High Teens
Mid-Single Digits
Initial
January
Updated
April
1-2%
Mid-Single Digits
2%
Replace & Remodel Market:
New Construction Market:
FBHS Market:
st

Fortune Brands
Home & Security
Growth opportunities initially reflect significant organic growth…but we are also focused beyond the recovery, as we look for opportunities to leverage cash and a strong balance sheet to expand into new markets and adjacent categories and return cash to shareholders.
“Capitalize on the Recovery”
-Organic Growth through Home Recovery
and the Impact of Share Gains
“Sustain Growth Beyond the Recovery”
-Market Expansion and Acquisitions with
Free Cash Flow and Capital Structure
Leverage brand building and consumer driven
innovation
Continue to gain market share and expand into
new channels
Drive organic international market growth
Continue to refine to our operating platform
Accelerate investment in market expansion
internationally for some segments
Acquire to expand in adjacent markets – both
domestically and globally
Return cash to shareholders through some
combination of dividends and/or share
repurchases
Time

Fortune Brands
Home & Security
While the housing market slump has significantly reduced sales and profit, we believe the business is positioned to return to previous levels when the housing market recovers.  The benefits of the more efficient operating platform should offset a potentially leaner product mix.
$ millions
2 Including incremental standalone corporate expenses.
Net Sales $4,694 $3,007 $3,234 $3,329
% Growth 13% (20%) 8% 3%
Operating Income
1
$   678 $      81 $   187 $   163
% Operating Margin
1
14% 3% 6% 5%
EBITDA
1
$   826 $    195 $   296 $    261
% EBITDA Margin
1
18% 6% 9% 8%
Unlevered Free Cash Flow
2
$   464 $    280 $   146 $    130
1 Before charges/gains.
2011 2010 2009 2006
Fiscal Year Ending December 31

Fortune Brands
Home & Security
2012 is off to a solid start as we outperformed a market
that was stronger than anticipated.
$ millions, except EPS
Net Sales $799 $715 12%
Market Growth 4%
Operating Income $21 $3 533%
EBITDA $45 $28 62%
% EBITDA Margin 6% 4%
EPS $0.08 $0.00
2 Before charges/gains.
1 Company internal estimate of growth in the market for our home products.
1
2
2
2
2
2012
2011
% Change
Fiscal Q1 Ending March 31

Fortune Brands
Home & Security
Flexible capital structure through a strong balance sheet and cash flow should result in reduced risk and fuel incremental opportunities.
$ millions
Capital Structure:
(as of 3/31/12)
Term Loan $350
Revolver ($650 facility) 70
Subsidiary Debt 11
Total Debt $431
Net Debt/EBITDA
(as of 3/31/12)
1.1x
Balance Sheet Statistics:
(as of 3/31/12)
Assets $3,648
Total Debt 431
Total Liabilities 1,464
Equity 2,184
Trailing 12 Month EBITDA 278
Debt-to-Capital
~16%

Fortune Brands
Home & Security
We raised our 2012 full year outlook based on an improved market assumption, and we plan to continue to meaningfully outperform our market.
1 Before charges/gains.
EPS:
$0.77 – $0.87
1
Net Sales:
High-Single Digit Growth
FBHS Market Assumption:
Mid-Single Digit Growth
Overall Housing Market Assumption:
Mid-Single Digit Growth

Fortune Brands
Home & Security
Longer term, we do not expect organic growth to be dependent on a full market recovery for solid returns and cash flow, although returning to
“steady state” is very attractive.
Potential Organic Market Recovery Scenarios
Operating Income
1
$200 $450 $700+
1 Before charges/gains.
Sales
Annual $ in B
$3
$4
$5
EBITDA
Annual $ in M
$300
$550
$800+
flat
~600,000
~0%
mid-recovery
~1,000,000
~3 – 4%
steady state
~1,500,000
~5 – 6%
Housing Starts
R&R Growth
1

Fortune Brands
Home & Security
Free Cash Flow¹
Maintain 1.25x
Debt/EBITDA
Potential cash
available to drive
shareholder
value
Strong cumulative free cash flow plus maintaining an appropriate debt level over a hypothetical 5-year “steady state” recovery cycle could fuel exceptional value-creation opportunities.
$2.0B+
$1.4B
$600M+
1 Free cash flow is cash flow from operations less net capital expenditures plus proceeds from the exercise of stock options.

Fortune Brands
Home & Security
Continue to invest in current businesses
- products, markets, brands, supply chains
Return cash to shareholders
- share buybacks and/or dividends
Pursue accretive acquisitions
In addition to investing in organic growth, we plan to use cash flow to create additional returns and maximize shareholder value.  The magnitude of potential cash available could result in use of any or all of these strategies.
Primary focus on core categories
Fit within our market
attractiveness criteria
Ability to leverage existing capabilities,
market positions and structure
Good companies to be made great,
not turnarounds
New home & security categories
under two conditions:
– Truly differentiated leader
with a capable management team
– Clear path for organic growth
Acquisition Criteria

Fortune Brands
Home & Security
Long-term
Value
Creation
We believe our solid business model, growing free cash flow and strong capital structure will create long-term shareholder value, both as the market recovers and beyond the recovery.
Attractive Product Categories
Consumer Driven Innovation
Operational and Management Excellence
Demonstrated Ability to Outperform the Market
Strong Capital Structure
Free Cash Flow
Leverage Capital Structure
Market Recovery
Share Gains
Solid Business Model
Organic Growth
Incremental Growth
$

Thank You Advantage: Fortune Brands Home & Security

Reconciliation of FBHS Net Sales Growth Rate to FBHS Organic Sales Growth

Home & Security
1989-2011 Projected
CAGR*
Net sales growth (GAAP)	9%
Net impact of acquisitions/divestitures	(5)%

Organic sales growth	4%

* Compounded annual growth rate

Organic sales growth is the rate of compound annual net sales growth from 1989 through 2011, excluding the impact of acquisitions and divestitures. Organic sales growth is not a measure derived in accordance with GAAP. Management believes this measure provides useful supplemental information regarding the underlying level of sales growth. This measure may be inconsistent with similar measures presented by other companies.

Reconciliation of Operating Income before charges/gains to GAAP Operating Income (Loss)

	2006	2009	2010	2011	Q1 2011	Q1 2012	% change
(in millions)
Operating income before charges/gains (1)	$678	$81	$187	$163	$3	$21	533%
Standalone corporate expenses (2)	20	20	20	14	5	—	(100)%
Restructuring and other charges (3)	(26)	(52)	(13)	(20)	(0)	(2)	300%
Contingent acquisition consideration adjustment (4)	—	—	—	—	—	2	—
Business separation costs (5)	—	—	—	(3)	—	—	—
Asset impairment charges	—	—	—	(90)	—	—	—
Defined benefit plan accounting change (6)	0	5	4	(80)	—	—	—

GAAP operating income (loss)	$672	$54	$198	$(16)	$8	$21	170%

(1)	Operating income before charges/gains is GAAP operating income (loss) adjusted to (i) exclude actuarial gains (losses) associated with the Company’s defined benefit plans, (ii) exclude asset impairment charges, (iii) exclude restructuring and other charges (iv) exclude business separation costs, (v) exclude income from a contingent acquisition consideration adjustment and (vi) include stand-alone corporate costs for the periods preceding the separation of the Company from Fortune Brands, Inc. Operating income before charges/gains is a measure not derived in accordance with GAAP. Management uses this measure to determine the returns generated by the Company and to evaluate and identify cost-reduction initiatives. Management believes this measure provides investors with helpful supplemental information regarding the underlying performance of the Company from year to year. This measure may be inconsistent with similar measures presented by other companies.
(2)	The Company estimates that it would have incurred approximately $14 million of incremental corporate expenses if it had functioned as an independent standalone public company for the twelve months ended December 31, 2011, approximately $20 million for each of the prior years and approximately $5 million in the three months ended March 31, 2011.
(3)	Restructuring charges are costs incurred to implement significant cost reduction initiatives and include workforce reduction costs and asset write-downs; “other charges” represent charges directly related to restructuring initiatives that cannot be reported as restructuring under GAAP. Such costs may include losses on disposal of inventories, trade receivables allowances from exiting product lines and accelerated depreciation resulting from the closure of facilities.
(4)	Represents gain attributable to reduction of estimated liability for contingent consideration associated with a business acquisition.
(5)	Business separation costs are costs related to non-cash non-recurring costs associated with the modification of share-based compensation awards as a result of the spin-off of the Company from Fortune Brands, Inc.
(6)	Defined benefit plan accounting change represents the impact on defined benefit plan expense of the actuarial gains (losses) associated with the Company’s defined benefit plans.

Reconciliation of Before charges/gains Operating Margin to GAAP Operating Margin

	2006	2007	2008	2009	2010	2011
Before charges/gains operating margin (1)	14.4%	12.3%	8.1%	2.7%	5.8%	4.9%
Standalone corporate expenses (2)	0.4%	0.4%	0.5%	0.7%	0.6%	0.4%
Restructuring and other charges (3)	(0.6)%	(2.0)%	(1.5)%	(1.7)%	(0.4)%	(0.6)%
Business separation costs (4)	—	—	—	—	—	(0.1)%
Asset impairment charges	—	—	(22.6)%	—	—	(2.7)%
Defined benefit plan accounting change (5)	0.0%	0.2%	(2.6)%	0.2%	0.1%	(2.4)%

GAAP operating margin	14.3%	10.9%	(18.0)%	1.8%	6.1%	(0.5)%

(1)	Before charges/gains operating margin is operating margin derived in accordance with GAAP adjusted to (i) exclude actuarial gains (losses) associated with the Company’s defined benefit plans, (ii) exclude asset impairment charges, (iii) exclude restructuring and other charges (iv) exclude business separation costs, (v) exclude income from a contingent acquisition consideration adjustment and (vi) include stand-alone corporate costs for the periods preceding the separation of the Company from Fortune Brands, Inc. Before charges/gains operating margin is a measure not derived in accordance with GAAP. Management uses this measure to determine the returns generated by the Company and to evaluate and identify cost-reduction initiatives. Management believes this measure provides investors with helpful supplemental information regarding the underlying performance of the Company from year to year. This measure may be inconsistent with similar measures presented by other companies.
(2)	The Company estimates that it would have incurred approximately $14 million of incremental corporate expenses if it had functioned as an independent standalone public company for the twelve months ended December 31, 2011, approximately $20 million for each of the prior years and approximately $5 million in the three months ended March 31, 2011.
(3)	Restructuring charges are costs incurred to implement significant cost reduction initiatives and include workforce reduction costs and asset write-downs; “other charges” represent charges directly related to restructuring initiatives that cannot be reported as restructuring under GAAP. Such costs may include losses on disposal of inventories, trade receivables allowances from exiting product lines and accelerated depreciation resulting from the closure of facilities.
(4)	Business separation costs are costs related to non-cash non-recurring costs associated with the modification of share-based compensation awards as a result of the spin-off of the Company from Fortune Brands, Inc.
(5)	Defined benefit plan accounting change represents the impact on defined benefit plan expense of the actuarial gains (losses) associated with the Company’s defined benefit plans.

Reconciliation of EBITDA Before Charges/Gains to GAAP Net Income (in millions)

	XXX	XXX	XXX	XXX
	2006	2009	2010	2011
EBITDA before charges/gains(1)	$826	$195	$296	$261
Depreciation(2)	(105)	(97)	(92)	(86)
Amortization of intangible assets	(30)	(16)	(16)	(14)
Restructuring and other charges(3)	(26)	(52)	(13)	(20)
Contingent acquisition consideration adjustment(4)	—	—	—	—
Business separation costs (5)	—	—	—	(3)
Related party interest expense, net	(169)	(85)	(116)	(23)
External interest expense	(1)	(0)	(0)	(3)
Standalone corporate expenses (6)	20	20	20	14
Asset impairment charges	—	—	—	(90)
Defined benefit plan accounting change(7)	0	5	4	(80)
Income tax (provision) benefit	(180)	(8)	(18)	9

Net income (loss)	$335	$(38)	$65	$(35)
Noncontrolling interests	(1)	(1)	(1)	(1)

Net income (loss) attributable to Home & Security	$334	$(39)	$64	$(36)

	Q1 2011	Q1 2012	% change	TTM Q1 2012
EBITDA before charges/gains(1)	$28	$45	62%	$278
Depreciation(2)	(21)	(21)	0%	(86)
Amortization of intangible assets	(4)	(3)	(19)%	(13)
Restructuring and other charges(3)	(0)	(2)	0%	(22)
Contingent acquisition consideration adjustment(4)	—	2	—	2
Business separation costs (5)	—	—	—	(3)
Related party interest expense, net	(23)	—	(100)%	—
External interest expense	(0)	(2)	—	(5)
Standalone corporate expenses (6)	5	—	(100)%	9
Asset impairment charges	—	—	—	(90)
Defined benefit plan accounting change(7)	—	—	—	(80)
Income tax (provision) benefit	5	(6)	(228)%	(2)

Net income (loss)	$(10)	$13	(231)%	$(12)
Noncontrolling interests	(0)	(0)	100%	(1)

Net income (loss) attributable to Home & Security	$(10)	$13	(225)%	$(13)

(1)	EBITDA before charges/gains is net income (loss) derived in accordance with GAAP adjusted to (i) exclude depreciation, (ii) exclude amortization of intangible assets, (iii) exclude restructuring and other charges, (iv) exclude income from a contingent acquisition consideration adjustment, (v) exclude business separation costs, (vi) exclude related party interest expense, net, (vi) exclude external interest expense, (viii) exclude asset impairment charges, (ix) exclude actuarial gains (losses) associated with the Company’s defined benefit plans, (x) exclude income taxes, and (xi) include stand-alone corporate costs for the periods preceding the separation of the Company from Fortune Brands, Inc. EBITDA before charges/gains is a measure not derived in accordance with GAAP. Management uses this measure to assess returns generated by the Company. Management believes this measure provides investors with helpful supplemental information about the Company’s ability to fund internal growth, make acquisitions and repay debt and related interest. This measure may be inconsistent with similar measures presented by other companies.
(2)	Depreciation excludes accelerated depreciation included in restructuring and other charges.
(3)	Restructuring charges are costs incurred to implement significant cost reduction initiatives and include workforce reduction costs and asset writ downs; “other charges” represent charges directly related to restructuring initiatives that cannot be reported as restructuring under GAAP. Such costs may include losses on disposal of inventories, trade receivables allowances from exiting product lines and accelerated depreciation resulting from the closure of facilities.
(4)	Represents gain attributable to reduction of estimated liability for contingent consideration associated with a business acquisition.
(5)	Business separation costs are costs related to non-cash non-recurring costs associated with the modification of share-based compensation awards as a result of the spin-off of the Company from Fortune Brands, Inc.
(6)	The Company estimates that it would have incurred approximately $14 million of incremental corporate expenses if it had functioned as an independent standalone public company for the twelve months ended December 31, 2011, approximately $20 million for each of the prior years and approximately $5 million in the three months ended March 31, 2011.
(7)	Defined benefit plan accounting change represents the impact on defined benefit plan expense of the actuarial gains (losses) associated with the Company’s defined benefit plans.

Reconciliation of Before charges/gains EBITDA margin to GAAP Net Income margin

	2006	2009	2010	2011	Q1 2011	Q1 2012
Before charges/gains EBITDA margin (1)	18%	6%	9%	8%	4%	6%
Depreciation (2)	(2%)	(3%)	(3%)	(3%)	(3%)	(3%)
Amortization of intangible assets	(1%)	(1%)	(0%)	(0%)	(1%)	(0%)
Restructuring and other charges (3)	(1%)	(2%)	(0%)	(1%)	(0%)	(0%)
Contingent acquisition consideration adjustment (4)	—	—	—	—	—	0%
Business separation costs (5)	—	—	—	(0)	0%	—
Related party interest expense, net	(4%)	(3%)	(4%)	(1%)	(3%)	0%
External interest expense	(0%)	(0%)	(0%)	(0%)	(0%)	(0%)
Standalone corporate expenses (6)	0%	1%	1%	0%	1%	—
Asset impairment charges	—	—	—	(3%)	—	—
Defined benefit plan accounting change (7)	0%	0%	0%	(2%)	—	—
Income tax (provision) benefit	(4%)	(0%)	(1%)	0%	1%	(1%)

GAAP Net income (loss) margin	7%	(1%)	2%	(1%)	(1%)	2%

(1)	Before charges/gains EBITDA margin is net income (loss) derived in accordance with GAAP adjusted to (i) exclude depreciation, (ii) exclude amortization of intangible assets, (iii) exclude restructuring and other charges, (iv) exclude income from a contingent acquisition consideration adjustment, (v) exclude business separation costs, (vi) exclude related party interest expense, net, (vi) exclude external interest expense, (viii) exclude asset impairment charges, (ix) exclude actuarial gains (losses) associated with the Company’s defined benefit plans, (x) exclude income taxes, and (xi) include stand-alone corporate costs for the periods preceding the separation of the Company from Fortune Brands, Inc. EBITDA before charges/gains is a measure not derived in accordance with GAAP. Management uses this measure to assess returns generated by the Company. Management believes this measure provides investors with helpful supplemental information about the Company’s ability to fund internal growth, make acquisitions and repay debt and related interest. This measure may be inconsistent with similar measures presented by other companies.
(2)	Depreciation excludes accelerated depreciation included in restructuring and other charges.
(3)	Restructuring charges are costs incurred to implement significant cost reduction initiatives and include workforce reduction costs and asset write-downs; “other charges” represent charges directly related to restructuring initiatives that cannot be reported as restructuring under GAAP. Such costs may include losses on disposal of inventories, trade receivables allowances from exiting product lines and accelerated depreciation resulting from the closure of facilities.
(4)	Represents gain attributable to reduction of estimated liability for contingent consideration associated with a business acquisition.
(5)	Business separation costs are costs related to non-cash non-recurring costs associated with the modification of share-based compensation awards as a result of the spin-off of the Company from Fortune Brands, Inc.
(6)	The Company estimates that it would have incurred approximately $14 million of incremental corporate expenses if it had functioned as an independent standalone public company for the twelve months ended December 31, 2011, approximately $20 million for each of the prior years and approximately $5 million in the three months ended March 31, 2011.
(7)	Defined benefit plan accounting change represents the impact on defined benefit plan expense of the actuarial gains (losses) associated with the Company’s defined benefit plans.

Reconciliation of Unlevered Free Cash Flow to GAAP Cash Flow from Operations

(in millions)

	2006	2009	2010	2011
Unlevered Free Cash Flow	$464	$280	$146	$130
Add:
Capital Expenditures	128	43	58	68
Standalone corporate expenses, net of tax	13	13	13	9
Less:
Proceeds from the disposition of assets	11	11	3	4
Related party interest expense, net of tax	110	56	75	15
External interest expense, net of tax	0	0	0	2
Proceeds from the exercise of stock options	—	—	—	11

Cash flow from operations	$484	$269	$139	$175

Unlevered free cash flow is cash flow from operations (i) less net capital expenditures (capital expenditures less proceeds from the sale of assets including property, plant and equipment) and estimated incremental standalone corporate expenses, net of tax, (ii) plus related party interest expense, net of tax, external interest expense, net of tax, and proceeds from the exercise of stock options. In computing unlevered free cash flow, net of tax reconciling items assume an income tax rate of 35%. Unlevered free cash flow is a measure not derived in accordance with GAAP. Management believes that unlevered free cash flow provides investors with helpful supplemental information about the Company’s ability to fund internal growth, make acquisitions, repay debt and related interest, pay dividends, and repurchase common stock. This measure may be inconsistent with similar measures presented by other companies.

DILUTED EPS BEFORE CHARGES/GAINS RECONCILIATION

Diluted EPS before charges/gains is net income (loss) calculated on a diluted per-share basis adjusted to reflect the borrowing arrangements and debt levels that actually existed immediately after the separation of the Company from Fortune Brands, Inc. as of October 4, 2011, the 1:1 share distribution resulting from the separation of the Company from Fortune Brands, Inc., standalone corporate costs and an adjusted pro forma effective tax rate of 35% and excludes restructuring and other charges and income from a contingent acquisition consideration adjustment.

For the first quarter of 2012, diluted EPS before charges/gains is net income calculated on a per-share basis excluding $1.6 million ($1.1 million after tax or $0.01 per diluted share) of restructuring and other charges, and income from a contingent acquisition consideration of $2.0 million ($1.3 million after tax or $0.01 per diluted share).

For the first quarter of 2011, diluted EPS before charges/gains is net income calculated on a per-share basis excluding $0.5 million ($0.3 million after tax) of restructuring and other charges, standalone corporate costs of $5.0 million ($3.1 million after tax or $0.02 per diluted share), capital structure changes of $19.8 million ($12.3 million after tax or $0.08 per diluted share), and an adjusted pro forma tax rate adjustment of $1.0 million ($0.01 per diluted share).

Diluted EPS before charges/gains is a measure not derived in accordance with GAAP. Management uses this measure to evaluate the overall performance of the Company and believes this measure provides investors with helpful supplemental information regarding the underlying performance of the Company from period to period. This measure may be inconsistent with similar measures presented by other companies.

	Three Months Ended March 31,
	2012	2011	% Change
Earnings Per Common Share - Diluted
EPS Before Charges/Gains	$0.08	$—	—
Restructuring and other charges	(0.01)	—	—
Contingent acquisition consideration adjustment	0.01	—	—
Standalone corporate costs	—	0.02	(100.0)
Capital structure change	—	(0.08)	100.0
Adjusted pro forma tax rate adjustment	—	(0.01)	100.0

Diluted EPS (GAAP)	$0.08	$(0.07)	214.3

RECONCILIATION OF FULL YEAR 2012 EARNINGS GUIDANCE TO GAAP

For the full year, the Company is targeting diluted EPS before charges/gains to be in the range of $0.77 to $0.87 per share. On a GAAP basis, the Company is targeting diluted EPS to be in the range of $0.76 to $0.86 per share.